COLUMBIA REAL ESTATE EQUITY FUND, INC.
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005

The section entitled "MANAGING THE FUND: PORTFOLIO MANAGER" is revised in its entirety and replaced with the following:

PORTFOLIO MANAGERS

David W. Jellison, a vice president of Columbia Management Advisors, LLC ("Columbia Advisors"), is a co-manager for the Fund and has managed or co-managed the Fund since 1994. Mr. Jellison has been associated with Columbia Advisors or its predecessors since 1992. Effective November 30, 2005,
Mr. Jellison will no longer be a co-manager of the Fund.

Robert McConnaughey, a managing director of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since October, 2005. Mr. McConnaughey has been associated with Columbia Advisors or its predecessors since March, 2002. Prior to March, 2002, Mr. McConnaughey was an associate director of research for Citigroup Asset Management from March, 2000 to March, 2002.

SUP-47/91270-1005                                            October 21, 2005